                                                                    Exhibit 99.1


           CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 6 of this Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and Philip Morris International, and their respective indemnitees. Various types of claims are raised in these proceedings, including product liability, consumer protection, antitrust, tax, patent infringement, employment matters, claims for contribution and claims of competitors and distributors. Pending claims related to tobacco products generally fall within the following categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, (iii) health care cost recovery cases brought by governmental and non-governmental plaintiffs seeking reimbursement for health care expenditures allegedly caused by cigarette smoking and/or disgorgement of profits, and (iv) other tobacco-related litigation. Other tobacco-related litigation includes suits by former asbestos manufacturers seeking contribution or reimbursement for amounts expended in connection with the defense and payment of asbestos claims that were allegedly caused in whole or in part by cigarette smoking and suits by foreign governments seeking to recover damages for taxes lost as a result of the allegedly illegal importation of cigarettes into their jurisdictions. Governmental plaintiffs in the health care cost recovery actions include the federal government, various cities and counties in the United States and certain foreign governmental entities. Non-governmental plaintiffs in these cases include union health and welfare trust funds ("unions"), Native American tribes, insurers and self-insurers, taxpayers and others.

The following lists certain of the pending claims included in these categories and certain other pending claims. Certain developments in these cases since February 15, 2001 are also described.

                          SMOKING AND HEALTH LITIGATION

The following lists the consolidated individual smoking and health cases as well as smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of May 1, 2001, and describes certain developments in these cases since February 15, 2001.

Consolidated Individual Smoking and Health Cases

In Re Tobacco Litigation (Individual Personal Injury cases), Circuit Court of Ohio County, West Virginia, consolidated January 11, 2000. In West Virginia all smoking and health cases alleging personal injury have been transferred to the state's Mass Litigation Panel. The transferred cases include individual cases and putative class actions. A case management order has been issued which provides that all pending individual cases as well as cases filed in or transferred to the court by September 8, 2000 are to be included in a single consolidated trial. Approximately 1,200 individual cases have been filed. The trial court's order provides for the trial to be conducted in two phases. The issues to be tried in phase one are "general liability issues common to all defendants including, if appropriate, defective product theory, negligence theory, warranty theory; and any other theories supported by pretrial development" as well as entitlement to punitive damages and a punitive damages multiplier. Pursuant to the court's order, the individual claims of the plaintiffs whose cases have been consolidated will be tried on an individual basis or "in reasonably sized trial groups" during the second phase of the trial. Trial is scheduled to begin in March 2002.

Flight Attendant Litigation

The settlement agreement entered into in the case of Broin, et al., v. Philip Morris Companies Inc., et al., permitted members of the purported class to bring individual suits as to their alleged injuries. As of May 1, 2001, approximately 3,040 of these suits were pending in the Circuit Court of Dade County, Florida against PM
                                       1

                                                                    Exhibit 99.1

Inc. and three other cigarette manufacturers. In October 2000, the court held that the flight attendants will not be required to prove the substantive liability elements of their claims for negligence, strict liability and breach of implied warranty in order to recover damages, if any, other than establishing that the plaintiffs' alleged injuries were caused by their exposure to environmental tobacco smoke and, if so, the amount of damages to be awarded. To date, 20 such cases are scheduled for trial during 2001.

Domestic Class Actions

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Circuit Court, Eleventh Judicial Court, Dade County, Florida, filed May 5, 1994. See Note 6. Contingencies, for a discussion of this case.

Norton, et al. v. RJR Nabisco Holdings Corporation, et al., Superior Court, Madison County, Indiana, filed May 3, 1996.

Richardson, et al. v. Philip Morris Incorporated, et al., Circuit Court, Baltimore City, Maryland, filed May 24, 1996. The court granted plaintiffs' motion for class certification in February 1998 and defendants appealed. In May 2000, the Maryland Court of Appeals reversed the trial court's ruling and ordered the class decertified, and in March 2001, the case was dismissed.

Scott, et al. v. The American Tobacco Company, et al., District Court, Orleans Parish, Louisiana, filed May 24, 1996. Plaintiffs have been granted class certification on behalf of Louisiana cigarette smokers seeking the creation of trust funds to pay the costs of monitoring the medical conditions of members of the purported class and providing them with smoking cessation programs. Trial is scheduled for June 2001.

Connor, et al. v. The American Tobacco Company, et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1996.

In Re Tobacco Litigation (Medical Monitoring cases) (formerly McCune, et al. v. The American Tobacco Company, et al.). Circuit Court, West Virginia, filed January 31, 1997. A mistrial was declared in January 2001. In March 2001, the court denied the defendants' motion to decertify the class and scheduled a retrial of the case for September 2001.

Muncie (formerly Ingle and formerly Woods), et al. v. Philip Morris Incorporated, et al., Circuit Court, McDowell County, West Virginia, filed February 4, 1997.

Canter (formerly Peterson), et al. v. The American Tobacco Company, et al., Circuit Court, First Circuit, Hawaii, filed February 6, 1997.

Selcer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Nevada, filed March 3, 1997. In January 2001, the Nevada Supreme Court found that Nevada common law does not recognize the medical monitoring cause of action sought by plaintiffs. Plaintiff's motion for class certification is currently pending.

Geiger, et al. v. The American Tobacco Company, et al., Supreme Court, Queens County, New York, filed April 30, 1997. In October 1999, plaintiffs appealed the trial court's denial of their class certification motion. In February 2001, the New York Court of Appeals dismissed plaintiffs' motion for leave to appeal the denial of class certification.

                                                                    Exhibit 99.1


Cole, et al. v. The Tobacco Institute, Inc., et al., United States District Court, Eastern District, Texarkana Division, Texas, filed May 5, 1997. In May 2000, the trial court granted defendants' motion for judgment on the pleadings. Plaintiffs have appealed to the United States Court of Appeals for the Fifth Circuit.

Anderson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Tennessee, filed May 23, 1997.

Brown, et al. v. The American Tobacco Company, Inc., et al., Superior Court, San Diego County, California, filed June 10, 1997. In April 2000, the court denied plaintiff's initial motion for class certification. In February 2001, the court permitted plaintiffs to file a second motion for class certification. In April 2001, the court granted in part plaintiff's motion for class certification and certified a class comprised of residents of California who smoked at least one of defendants' cigarettes "during the applicable class period" and who were exposed to defendants' marketing and advertising activities in California. Certification was granted as to plaintiff's claims that defendants violated California Business and Professions Code Sections 17200 and 17500. The court denied the motion as to plaintiff's claims under the California Consumer Legal Remedies Act.

Mahoney (formerly Fitz), et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District, Iowa, filed June 20, 1997.

Guillory (formerly Denberg), et al. v. American Brands, Inc., et al., United States District Court, Northern District, Illinois, filed July 7, 1997. In March 2001, -class certification was denied, and plaintiffs have sought leave to file an interlocutory appeal.

Nwanze, et al. v. Philip Morris Companies Inc., et al., United States District Court, Southern District, New York, filed September 29, 1997. In June 2000, the court granted defendants' motion to dismiss the complaint for failure to state a claim, and plaintiffs appealed to United States Court of Appeals for the Second Circuit. In April 2001, the Second Circuit affirmed the district court's decision.

Badillo, et al. v. The American Tobacco Company, et al., United States District Court, Nevada, filed October 8,1997. In January 2001, the Nevada Supreme Court found that Nevada common law does not recognize the medical monitoring cause of action sought by plaintiffs.

Young, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, Louisiana, filed November 12, 1997.

Aksamit, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, South Carolina, filed November 20, 1997. In December 2000, the court denied plaintiffs' motion for class certification. In March 2001, the case was dismissed.

DiEnno v. Liggett Group, Inc., et al., United States District Court, Nevada, filed December 22, 1997. In January 2001, the Nevada Supreme Court found that Nevada common law does not recognize the medical monitoring cause of action sought by plaintiffs.

Jackson, et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, Utah, filed February 13, 1998.

Parsons, et al. v. A C & S, Inc., et al., Circuit Court, Kanawha County, West Virginia, filed February 27, 1998.

                                                                    Exhibit 99.1

Basik (formerly Mendys), et al. v. Lorillard Tobacco Company, et al., United States District Court, Northern District, Illinois, filed March 17, 1998. In February 2001, the court dismissed the case.

Daniels, et al. v. Philip Morris Companies Inc., et al., Superior Court, San Diego County, California, filed April 2, 1998. In September 2000, the court agreed to reconsider its earlier ruling denying plaintiffs' motion for class certification, and in November 2000, the court granted the plaintiffs' motion for class certification on behalf of minor California residents who smoked at least one cigarette between April 1994 and December 1999. Trial is scheduled for May 2002. Defendants filed a writ with the court of appeals challenging the trial court's class certification ruling and the writ was denied, and defendants have sought interlocutory review by the California Supreme Court.

Christensen, et al. v. Philip Morris Companies Inc., et al., United States District Court, Nevada, filed April 3, 1998. In January 2001, the Nevada Supreme Court found that Nevada common law does not recognize the medical monitoring cause of action sought by plaintiffs.

Avallone, et al. v. The American Tobacco Company, Inc., et al., New Jersey Superior Court, Atlantic County Law Division, New Jersey, filed April 23, 1998. The trial court denied plaintiffs' motion for class certification. Plaintiffs appealed. In April 2000, the appeals court dismissed plaintiffs' appeal. In September 2000, the New Jersey Supreme Court denied plaintiffs' motion for leave to appeal the denial of class certification. In April 2001, the trial court, its own motion, dismissed the case.

Cleary, et al. v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed June 3, 1998.

Creekmore, et al. v. Brown & Williamson, et al., Superior Court, Bucombe County, North Carolina, filed July 31, 1998.

Jimenez, et al. v. Brown & Williamson Tobacco Corporation, et al., Second Judicial District Court, County of Bernalillo, New Mexico, filed August 20, 1998.

Brown, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Pennsylvania, filed October 16, 1998. Plaintiffs allege that tobacco companies' "discriminatory targeting of menthol tobacco product sales to Black Americans" violates federal civil rights statutes. In September 1999, the court granted defendants' motion to dismiss the case, and plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

Cypret (formerly Jones), et al. v. The American Tobacco Company, et al., Circuit Court, Jackson County, Missouri, filed December 22, 1998.

Simon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed April 9, 1999. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.) In November 2000, the court denied plaintiffs' motion for class certification, but indicated its intent to certify a class in Simon, et al., v. Philip Morris Incorporated, et al. (Simon II).

Julian, et al. v. Philip Morris Companies Inc., et al., Circuit Court for Montgomery County, Alabama, filed April 14, 1999.

Decie, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed April 21, 2000. In September 2000, a putative class action was filed which purports to consolidate

                                                                    Exhibit 99.1

punitive damage claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

Arnitz, et al. v. Philip Morris Incorporated, et al., Div. H, Circuit Court for the 13th Judicial Circuit, Hillsborough County, Florida, filed July 3, 2000. In March 2001, plaintiff voluntarily dismissed without prejudice the class action allegations in the complaint.

National Tobacco Consumers' Group Number 2 v. Philip Morris Incorporated, et al., United States District Court, Massachusetts, filed July 18, 2000. In March 2001, the court dismissed the case without prejudice.

Ebert, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed August 9, 2000 (not yet served). In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

Vandermeulen, et al. v. Philip Morris Companies Inc., et al., United States District Court, Eastern District, Michigan, filed September 18, 2000.

International Class Actions

Caputo (formerly LeTourneau) v. Imperial Tobacco Limited, et al., Ontario Court of Justice, Toronto, Canada, filed January 13, 1995.

The Smoker Health Defense Association, et al. v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., Nineteenth Lower Civil Court of the Central Courts of the Judiciary District of Sao Paulo, Brazil, filed July 25, 1995.

Fortin, et al. v. Imperial Tobacco Ltd., et al., Quebec Superior Court, Canada, filed on or about September 11, 1998.

Conseil Quebecois sur le Tabac v. RJR-Macdonald Inc., et al., Quebec Superior Court, Canada, filed November 20, 1998.

Associacao Cearense' de Defesa da Saude do Fumante e Ex-Fumante (ACEDESFE) v. Philip Morris Brazil, S.A., et al., Third Civil Court of the State of Ceara, Forteleza, Brazil, filed April 12, 1999. In February 2001, the case was dismissed.

Yabin Galidi, et al. v. Dubek Ltd., et al., Tel Aviv-Yaffo Region Court, Israel, filed (but not officially served) July 12, 1999.

Ragoonanan, et al. v. Imperial Tobacco Limited, et al., Superior Court of Justice, Ontario, Canada, filed January 11, 2000.

Yas'ur, et al. v. Dubek Ltd., et al., Tel Aviv-District Court, Israel, filed November 22, 2000 (not yet served).

Asociacion Espanola de Laringectomizados y Multiados de la voz v. Altadis S.A. et al., Court of First Instance No. 5, Section 1, Barcelona, Spain, filed January 3, 2001.

                                                                    Exhibit 99.1

Asociacion Vallisoletana de Laringectomizados v. Altadis S.A., et al., Court of First Instance, No. 9, Valadolid, Spain, filed on an unknown date during 2001.

                      HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of May 1, 2001, and describes certain developments in these cases since February 15, 2001. As discussed in Note 6. Contingencies, in 1998 PM Inc. and certain other United States tobacco product manufacturers entered into a Master Settlement Agreement (the "MSA") settling the health care cost recovery claims of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the United States Virgin Islands, American Samoa and the Northern Marianas. Settlement agreements settling similar claims had previously been entered into with the states of Mississippi, Florida, Texas and Minnesota. The Company believes that the claims in the city/county, taxpayer and certain of the other health care cost recovery actions listed below are released in whole or in part by the MSA or that recovery in any such actions should be subject to the offset provisions of the MSA.

City/County Cases

County of Cook v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed April 18, 1997. In September 1999, the judge granted in part and denied in part defendants' motion to dismiss the complaint. Dismissed were plaintiff's claims for intentional/negligent breach of special and general duty, performance of another's duty to the public, public nuisance and unjust enrichment/restitution. The counts remaining are for various violations of the Illinois Consumer Fraud Act, violations of the Illinois Antitrust Act, negligence per se and conspiracy. In February 2000, the court denied defendants' motion for summary judgment on the remaining claims. In October 2000, the court granted defendants' motion to dismiss all plaintiffs except Cook County. In December 2000, defendants filed a motion to dismiss the remaining counts in the complaint, and also to certify the court's denial of defendants' summary judgment motion for interlocutory appeal.

City of St. Louis v. American Tobacco, et al., Circuit Court for the City of St. Louis, Missouri, filed November 23, 1998.

County of St. Louis v. American Tobacco, et al., Circuit Court for the City of St. Louis, Missouri, filed December 3, 1998. This case is currently stayed.

County of Wayne v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Michigan, filed December 7, 1999. In August 2000, following arguments on defendants' motion for judgment on the pleadings, the district court certified certain state law questions to the Michigan Supreme Court. The district court has stayed action in the case until defendants' motion is resolved.

Ament, et al. v. Thompson, et al., Circuit Court, Dane County, Wisconsin, filed April 28, 2000.

Lapean, et al., v. Thompson, et al., Circuit Court, Dane County, Wisconsin, filed April 28, 2000.

Department of Justice Case

The United States of America v. Philip Morris Incorporated, et al., United States District Court, Washington, D.C., filed September 22, 1999. See Note 6. Contingencies, for a discussion of this case.

                                                                    Exhibit 99.1

International Cases

Republic of the Marshall Islands v. The American Tobacco Company, et al., High Court, Republic of the Marshall Islands, filed October 20, 1997. In July 1999, the court denied defendants' motion to dismiss. In February 2001, the court granted certain of defendants' motion for summary judgment, and dismissed all of plaintiffs' claims except its claims related to the Marshall Islands Consumer Protection Act. In April 2001, the trial court denied plaintiffs' motion for reconsideration of its order dismissing most of plaintiff's request to reopen discovery on the issue of damages. Trial of this case is scheduled for September 2001.

The Republic of Panama v. The American Tobacco Company, Inc., United States District Court, District of Columbia, filed September 11, 1998. In July 2000, the United States Court of Appeals for the Fifth Circuit vacated the ruling by the United States District Court for the Eastern District of Louisiana that granted plaintiff's motion to remand the case to the Civil District Court, Orleans Parish, Louisiana. In November 2000, the case was transferred to the Multidistrict Litigation Proceeding pending before the United States District Court for the District of Columbia (see In re Tobacco/Government Health Care Cost Litigation (MDL No. 1279) (the "MDL Proceeding" discussed below)).

Kupat Holim Clalit v. Philip Morris Incorporated, et al., Jerusalem District Court, Israel, filed September 28, 1998.

The Republic of Bolivia v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 20, 1999. In February 1999, this case was removed to federal court by defendants and subsequently transferred on the court's own motion to the federal district court for the District of Columbia in March 1999. It is currently pending in the MDL Proceeding discussed below.

The Republic of Venezuela v. Philip Morris Companies Inc., et al., Eleventh Judicial Circuit, Dade County, Florida, filed January 27, 1999. This case was removed to federal court by defendants in February 1999 and subsequently transferred to the MDL Proceeding discussed below. The court hearing the MDL Proceeding remanded the case to Florida state court in June 2000, and defendants have appealed.

The Caisse Primaire d'Assurance Maladie of Saint-Nazaires v. SEITA, et al., Civil Court of Saint-Nazaires, France, filed June 1999.

In re Tobacco/Governmental Health Care Costs Litigation (MDL No. 1279), United States District Court, District of Columbia, consolidated June 1999. In June 1999, the United States Judicial Panel on Multidistrict Litigation transferred foreign government health care cost recovery actions brought by Nicaragua, Venezuela, and Thailand to the District of Columbia for coordinated pretrial proceedings with two such actions brought by Bolivia and Guatemala already pending in that court. Subsequently, the resulting proceeding has also included filed cases brought by the following foreign states: Ukraine, the Brazilian States of Espirito Santo, Goias, Mato Grosso do Sul, Piaui and Tocantins, Panama, the Province of Ontario, Canada, Ecuador, the Russian Federation, Honduras, Tajikistan, and the Kyrgyz Republic. In December 1999, the district court dismissed the complaint filed by Guatemala; in March 2000, the court dismissed the complaints filed by Nicaragua and Ukraine; and in August 2000, the court dismissed the complaint filed by the Province of Ontario. Thailand's case was voluntarily dismissed. Guatemala, Nicaragua, Ukraine and the Province of Ontario have appealed to the United States Court of Appeal for the District of Columbia Circuit. In June and July 2000, the district court remanded the Venezuela, Goias, Ecuador and Espirito Santo actions to Florida state court and, defendants have appealed to the United States Court of Appeals for the District of Columbia Circuit. In March 2001, the Kyrgyz Republic voluntarily dismissed its case. At present, there are eight cases pending in the MDL Proceeding:
Bolivia, Mato Grosso do Sul, Panama, Russian Federation, Honduras, Tajikistan, Tocantins and Piaui.

                                                                    Exhibit 99.1

The State of Rio de Janeiro of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., District Court, Angelina County, Texas, filed July 12, 1999.

The State of Goias of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed October 18, 1999. This case was removed to federal court by defendants in November 1999 and subsequently transferred to the MDL Proceeding discussed above. The court hearing the MDL Proceeding remanded the case to Florida state court in July 2000, and defendants have appealed.

The Republic of Ecuador v. Philip Morris Companies Inc., et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed January 21, 2000. In April 2001, following the court's ruling that it would dismiss the case with prejudice but allow plaintiff time to voluntarily dismiss the case, plaintiff voluntarily dismissed the case without prejudice.

Her Majesty the Queen in Right of Ontario, Canada v. Imperial Tobacco, et al., United States District Court, District of Columbia, filed March 1, 2000. In April 2000, the United States Judicial Panel on Multidistrict Litigation transferred this case to the United States District Court for the District of Columbia and it was dismissed in August 2000. Plaintiffs have appealed the dismissal of the case.

The State of Sao Paulo of the Federal Republic of Brazil v. Philip Morris Companies Inc., et al., Civil District Court, Parish of Orleans, Louisiana, filed February 9, 2000. The case was removed to the United States District Court, Eastern District, Louisiana. In May 2000, the case was remanded to Civil District Court, Parish of Orleans, Louisiana and defendants have appealed.

The State of Espirito Santo of the Federal Republic of Brazil v. Brooke Group, et al., Circuit Court, Eleventh Judicial Circuit, Dade County, Florida, filed February 20, 2000. This case was removed to federal court by defendants in April 2000 and subsequently transferred to the MDL Proceeding discussed above. The court hearing the MDL Proceeding remanded the case to Florida state court in July 2000, and defendants have appealed.

The State of Mato Grosso do Sul, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed July 19, 2000. In August 2000, this case was removed to federal court by defendants, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Russian Federation v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed on August 25, 2000. In September 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Republic of Honduras v. Philip Morris Companies Inc., et al., United States District Court, Southern District of Florida, filed October 5, 2000. In October 2000, this case was transferred to the MDL Proceeding discussed above where it is currently pending.

                                                                    Exhibit 99.1

The State of Tocantins, Brazil v. The Brooke Group Ltd. Inc., et al., United States District Court, District of Columbia, filed October 24, 2000. In November 2000, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The State of Piaui, Brazil v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed December 13, 2000. In January 2001, this case was removed to federal court by defendants and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

The Kyrgyz Republic v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 22, 2001. In March 2001, the parties entered into a stipulation of dismissal without prejudice.

The Republic of Tajikistan v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 22, 2001. In February 2001, this case was removed to federal court, and subsequently transferred to the MDL Proceeding discussed above where it is currently pending.

Her Majesty the Queen in Right of British Columbia v. Imperial Tobacco Limited, et al., Supreme Court, British Columbia, Vancouver Registry, Canada filed January 24, 2001.

The Republic of Belize v. Philip Morris Companies Inc., et al., Eleventh Judicial Circuit, Dade County, Florida, filed April 5, 2001.

Union Cases

Central Laborers Welfare Fund, et al. v. Philip Morris Incorporated, et al., Circuit Court, Third Judicial Circuit, Madison County, Illinois, filed May 30, 1997.

Connecticut Pipe Trades Health Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Connecticut, filed July 1, 1997. Plaintiffs voluntarily dismissed the case in September 1998. In April 2000, they filed a motion to reinstate the case. In July 2000, the court reopened this case (now denominated Oberle et al. v. Philip Morris Incorporated, et al.) and permitted plaintiffs to file an amended complaint. The court dismissed the case in March, 2001.

Eastern States Health and Welfare Fund, et al. v. Philip Morris Incorporated, et al., Supreme Court, New York County, State of New York, filed July 28, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

Operating Engineers Local 12 Health and Welfare Trust Fund, et al. v. American Tobacco, Inc., et al., Superior Court, San Diego County, California, filed September 17, 1997. In March 2000, the court ruled that plaintiffs are not permitted to use California's unfair business practices statute to seek monetary damages for their claims. In April 2000, the plaintiffs voluntarily dismissed the remaining claims with prejudice and appealed certain trial court rulings to the state court of appeals.

Puerto Rican ILGWU Health & Welfare Fund, et al. v. Philip Morris Incorporated, et al., Supreme Court, County of New York, New York, filed September 17, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

IBEW Local 25 Health and Benefit Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

                                                                    Exhibit 99.1

IBEW Local 363 Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 138, 138A and 138B International Union of Operating Engineers Welfare Fund
v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 840, International Brotherhood of Teamsters Health and Insurance Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, State of New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed November 25, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Day Care Council - Local 205 D.C. 1707 Welfare Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 1199 Home Care Industry Benefit Fund v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed December 8, 1997. In March 2000, the court granted defendants' motion for dismissal. Plaintiff has appealed the dismissal.

Operating Engineers Local 324 Health Care Fund, et al. v. Philip Morris Incorporated, et al., Circuit Court, Wayne County, Michigan, filed December 30, 1997. In February 1999, the court granted defendants' motion for dismissal. Plaintiffs have appealed the dismissal.

Steamfitters Local Union No. 614 Health & Welfare Fund, et al. v. Philip Morris Incorporated, et al., Circuit Court, Thirteenth Judicial District, Tennessee, filed January 7, 1998. In January 1999, the trial court granted in part and denied in part defendants' motion to dismiss. Defendants filed an interlocutory appeal from the partial denial of their motion to dismiss. In September 2000, the Tennessee Court of Appeals, Western Division, held that plaintiffs' claims were too remote to permit recovery. The appellate court remanded the case to the trial court with directions that defendants' motion to dismiss the complaint be granted. In February 2001, the trial court entered an order dismissing the case.

National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed February 27, 1998. The named plaintiffs in this case are eight union trust funds. The district court denied plaintiffs' motion for class certification in September 2000. In October 2000, the plaintiffs petitioned the United States Court of Appeals for the Second Circuit for review of that order. The Second Circuit has not yet announced whether it will accept plaintiffs' petition for review. The district court has also ruled that plaintiffs may proceed to trial with the claims of only one union trust fund, which must be a New York based fund. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris

                                                                    Exhibit 99.1

Incorporated, et al., (Simon II) discussed below.) The district court has granted plaintiffs' motion to include their claims in Simon II and stayed this case pending the resolution of Simon II.

Service Employees International Union Health & Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed March 19, 1998. In July 1999, the court denied without prejudice the motion of two health and welfare trust funds to intervene in this lawsuit. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In March 2000, the United States Court of Appeals for the District of Columbia Circuit granted the parties' petitions to appeal the District Court's partial denial of defendants' motion to dismiss. In April 2000, the District of Columbia Circuit consolidated the appeal with Guatemala v. The Tobacco Institute for purposes of oral argument.

S.E.I.U. Local 74 Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed June 22, 1998. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In March 2000, the United States Court of Appeals for the District of Columbia Circuit granted the parties' petitions to appeal the district court's partial denial of defendants' motion to dismiss. In April 2000, the District of Columbia Circuit consolidated the appeal with Guatemala v. The Tobacco Institute for purposes of oral argument.

Michael H. Holland, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed July 9, 1998. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In March 2000, the United States Court of Appeals for the District of Columbia Circuit granted the parties' petitions to appeal the district court's partial denial of defendants' motion to dismiss. In April 2000, the District of Columbia Circuit Appellate Court consolidated the appeal with Guatemala v. The Tobacco Institute for purposes of oral argument.

Sheet Metal Workers Trust Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, District of Columbia, filed August 31, 1999. In December 1999, the court granted in part and denied in part defendants' motion to dismiss. In March 2000, the United States Court of Appeals for the District of Columbia Circuit granted the parties' petitions to appeal the district court's partial denial of defendants' motion to dismiss. In April 2000, the District of Columbia Circuit consolidated the appeal with Guatemala v. The Tobacco Institute for purposes of oral argument.

Bergeron, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed September 29, 1999. In June 2000, the court denied defendants' motion to dismiss the case. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

Obra Social de Empleados de la Marina Mercante, et al. v. The American Tobacco Company, et al., Superior Court, Washington, D.C., filed March 8, 2000. In January 2001, the court granted defendants' motion to dismiss. Plaintiffs have appealed the dismissal.

Obra Social del Personnal de la Industrial del Vestido, et al. v. American Tobacco, Superior Court District of Columbia, filed March 23, 2001.

Native American Cases

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Crow Creek Sioux, filed September 14, 1997. In January 2000, the court entered a stay of proceedings until July 2001.

                                                                    Exhibit 99.1

Sisseton-Wahpeton Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Sisseton-Wahpeton Sioux Tribe, filed May 8, 1998. On December 1, 1999, the appellate court granted defendant's petition for interlocutory appeal from the trial court's order that granted in part and denied in part defendants' motion to dismiss the complaint. The trial and appellate courts have stayed proceedings in this case until there is a ruling on defendants' pending dismissal motion in Acoma Pueblo, et al. v. American Tobacco Company Co., et al. (discussed below).

Standing Rock Sioux Tribe v. American Tobacco Company, et al., Tribal Court of the Standing Rock Sioux Indian Reservation, North Dakota, filed May 8, 1998. In May 2000, the Standing Rock Sioux Supreme Court entered an order affirming the trial court's denial of defendants' motion to dismiss the complaint for lack of subject matter jurisdiction. The trial court has stayed proceedings in this case until there is a ruling on defendants' pending dismissal motion in Acoma Pueblo, et al. v. American Tobacco Company Co., et al. (discussed below).

Acoma Pueblo, et al. v. American Tobacco Co., et al., United States District Court, New Mexico, filed June 16, 1999. In May 2001, plaintiffs served defendants with a motion to amend their complaint to add RICO claims. Defendants' motion to dismiss is pending.

Navajo Nation v. Philip Morris Incorporated, et al., District Court, Window Rock, Arizona, filed August 11, 1999.

The Alabama Coushatta Tribe of Texas v. American Tobacco Co., et al., United States District Court, Eastern District, Texas, filed August 30, 2000.

Insurer and Self-Insurer Cases

Group Health Plan, et al. v. Philip Morris Incorporated, et al., United States District Court, Minnesota, filed March 11, 1998. In April 1999, the court dismissed all claims except the state antitrust and conspiracy claims. In January 2000, the court granted in part defendants' motion to dismiss and certified issues regarding plaintiffs' consumer protection claims to the Minnesota Supreme Court. In January 2001, the Minnesota Supreme Court answered the questions certified by the district court, and subsequently the district court denied the defendants' motion to dismiss.

Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed April 29, 1998. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon
II) discussed below.) In September 2000, the court granted defendants' motion for partial summary judgment on plaintiffs' claims for pre-judgment interest, future damages, tax damages, Medicaid/Medicare damages and damages for violations of the Racketeering Influenced and Corrupt Organizations Act ("RICO") that occurred prior to the enactment of RICO. The court also determined that plaintiffs may not proceed on any alleged RICO predicate act other than mail and wire fraud and, on that basis, denied defendants' related motion for partial summary judgment as moot. The court severed the claims of one plaintiff, from those of the remaining plan plaintiffs; trial on that plaintiff's subrogated RICO claims and direct New York law claims based on alleged fraud. The court granted defendants' motion for summary judgment based on the statute of limitations and granted defendants' motion for summary judgment concerning plaintiffs' RICO claim based on an investment theory. The court denied defendants' partial summary judgment motion based on preemption as to the claim of wire and mail fraud RICO predicate violations, denied defendants' partial summary judgment motion on plaintiffs' subrogation claims, and denied defendants' motion for summary judgment for failure to offer individualized proof of subrogation claims. In February 2001, the

                                                                    Exhibit 99.1

court denied defendants' summary judgment motion for complete dismissal of the state-law claims of the plaintiff whose claims had been severed and the court granted defendants' motion for summary judgment on statute of limitations grounds regarding plaintiffs' state law claims. In March 2001, the court lifted its stay of punitive damages, and indicated that punitive damages would be tried before the same jury in a separate phase if the jury returned a verdict in favor of the plaintiffs on claims for which punitive damages are available. Trial in this case commenced in March 2001 and is currently underway.

RegenceBlueshield, et al. v. Philip Morris Incorporated, et al., United States District Court, Western District, Washington, filed April 29, 1998. In February 2001, the Ninth Circuit Court of Appeals affirmed the trial court's decision dismissing the case. In March 2001, plaintiffs filed a petition for a rehearing and a suggestion for rehearing en banc, both of which were denied in April 2001.

Betriebskrankenkasse Aktiv, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York, filed September 28, 2000. In April 2001, at the request of the parties, the court entered an indefinite stay of the proceedings.

Taxpayer Cases

Coyne, et al. v. The American Tobacco Company, et al., Court of Common Pleas, Cuyahoga County, Ohio, filed September 17, 1996. In December 2000, the court granted defendants' motion to dismiss the case, and the plaintiffs appealed. In March 2001, the appeal was dismissed with prejudice and without costs.

State of Tennessee, et al., ex. rel. Beckom, et al. v. The American Tobacco Company, et al., Chancery Court, Monroe County, Tennessee, filed May 8, 1997. In April 2000, the United States Court of Appeals for the Sixth Circuit affirmed in part the ruling by the United States District Court for the Eastern District of Tennessee that plaintiffs lacked standing to pursue their federal claims. The Sixth Circuit was unable to determine whether any of plaintiffs' state law claims survived. As a result of the ruling the case was remanded to state court for additional proceedings. In August 2000, the state court entered an order dismissing all claims brought on the relation on the State of Tennessee and all plaintiffs' claims brought on behalf of Tennessee taxpayers. Since entry on that order, defendants moved for judgment on the pleadings. In September 2000, plaintiffs filed a motion for leave to amend their complaint.

Temple, et al. v. The State of Tennessee, et al., United States District Court, Middle District, Tennessee, filed February 7, 2000. Plaintiffs contend that defendant the State of Tennessee has no standing to recover the funds paid to it as compensation for the monies it has paid through its TennCare program for individuals allegedly injured by a smoking-related disease. Plaintiffs further seek a declaration that the MSA is unconstitutional. Plaintiffs' amended complaint also includes claims for class certification on behalf of Tennessee smokers.

Other Cases

Perry, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Tennessee, filed September 30, 1996. In April 2001, the court granted defendants' motion to dismiss the case.

Mason, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed December 23, 1997. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

                                                                    Exhibit 99.1

Association of Washington Public Hospital Districts, et al. v. Philip Morris Incorporated, United States District Court, Western District, Washington, filed March 17, 1999. In February 2001, the Court of Appeals for the Ninth Circuit affirmed the trial court's ruling decision dismissing the case. In March 2001, plaintiffs filed a petition for rehearing and suggestion for rehearing in banc, both of which were denied in April 2001.

A.O. Fox Memorial Hospital et al. v. The American Tobacco Company, et al., Supreme Court, Nassau County, New York, filed March 30, 2000.

County of McHenry, Randolph Hospital District, et al. v. Philip Morris Incorporated, et al., Circuit Court, Cook County, Illinois, filed July 13, 2000.

                      CERTAIN OTHER TOBACCO-RELATED ACTIONS

The following lists certain other tobacco-related litigation pending against the Company and/or various subsidiaries and others as of May 1, 2001, and describes certain developments since February 15, 2001.

Asbestos Contribution Cases

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed September 15, 1997.

Raymark Industries, Inc. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Northern District, Atlanta Division, Georgia, filed September 15, 1997.

Fibreboard Corporation, et al. v. The American Tobacco Company, et al., Superior Court, Alameda County, California, filed December 11, 1997.

Keene Creditors Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court, New York County, New York, filed December 19, 1997.

Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, New York, filed December 31, 1997. In November 1999, the court granted defendant's motion to dismiss, finding no subject matter jurisdiction. Plaintiffs appealed this dismissal to the United States Court of Appeals for the Second Circuit, and defendants cross-appealed the trial court's denial of their motion to dismiss on the merits. Plaintiffs filed a new complaint in November 1999, alleging violations of RICO. In April 2000, defendants filed a petition for writ of mandamus with the Second Circuit, seeking review of the trial court's denial of their motion for summary judgment which was denied in October 2000. Trial in this case began in November 2000. In January 2001, a mistrial was declared after the jurors were unable to reach a verdict. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.)

H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed December 31, 1997. In November 1999, defendants filed a petition for mandamus with the United States Court of Appeals for the Second Circuit, seeking review of the trial court's denial of defendants' motion to dismiss. In September 2000, a putative class action was filed which purports to consolidate punitive damages claims in this case with nine other pending (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.) In March 2001, the court issued an order staying proceedings in this case until 90 days after the court's resolution of Robert A. Falise, et al. v. The American Tobacco Company, et al.

                                                                    Exhibit 99.1

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed December 31, 1997.

Raymark Industries, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York, filed January 30, 1998. In September 2000, a putative class action was filed in the United States District Court for the Eastern District of New York which purports to consolidate punitive damages claims in this case with nine other pending cases. (See Simon, et al. v. Philip Morris Incorporated, et al., (Simon II) discussed below.) In April 2001, the court issued an order staying proceedings in this case until 90 days after the lifting of the stay order entered in H.K. Porter Company, Inc. v. The American Tobacco Company.

Owens Corning v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District of Mississippi, filed August 30, 1998. Trial is scheduled for June 2001.

UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court, New York County, New York, filed March 15, 1999.

Asbestos Claims Management Corporation, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

Combustion Engineering, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

T&N, Ltd., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

Uniroyal Holdings, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

A.P. Green Industries, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed December 18, 2000.

A.P. Green Services, Inc., et al. v. RJR Nabisco, Inc., et al., United States District Court, Southern District, Mississippi, filed December 29, 2000.

Asbestos Claims Management Corporation, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2000.

Combustion Engineering, Inc., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001.

Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001.

T&N, Ltd., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Claiborne County, Mississippi, filed April 18, 2001.

                                                                    Exhibit 99.1


W.R. Grace & Co. Conn., et al. v. RJR Nabisco, Inc., et al., Circuit Court, Jefferson County, Mississippi, filed April 24, 2001.

Lights/Ultra Lights Cases

Tirado (formerly Hogue), et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Circuit Court for the 13th Judicial Circuit, Hillsborough County, Florida, filed June 30, 1998. In February 2001, plaintiffs filed a notice of voluntary dismissal.

Gesser (formerly Cummis), et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Superior Court, Middlesex County, New Jersey, filed July 9, 1998.

McNamara, et al. v. Philip Morris Companies, Inc. and Philip Morris Incorporated, Court of Common Pleas, Montgomery County, Pennsylvania, filed July 16, 1998.

Aspinall, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Superior Court, Suffolk County, Massachusetts, filed November 24, 1998.

McClure, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Circuit Court, Davidson County, Tennessee, filed January 19, 1999.

Cocca, et al. v. Philip Morris Incorporated, Superior Court, Maricopa County, Arizona, filed May 13, 1999.

Marrone, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Court of Common Pleas, Medina County, Ohio, filed November 8, 1999.

Miles, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Madison County, Illinois, filed February 10, 2000. Plaintiffs' motion for class certification was granted in February 2001. Trial is scheduled for May 2002.

Puglise, et al. v. Philip Morris Companies Inc., et al., Supreme Court, Brooklyn, New York, filed December 4, 2000. In February 2001, the case was voluntarily dismissed.

Bauer, et al. v. Philip Morris Companies Inc., Circuit Court, City of St. Louis, Missouri, filed February 15, 2000.

Hines, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida, filed February 23, 2001.

Retail Leaders Case

R.J. Reynolds Tobacco Company, et al. v. Philip Morris Incorporated, United States District Court, Middle District, North Carolina, filed March 12, 1999.

Vending Machine Case

Lewis d/b/a B&H Vendors v. Philip Morris Incorporated, United States District Court, Middle District, Tennessee, filed February 3, 1999.

                                                                    Exhibit 99.1


MSA-Related Cases

The following are cases in which plaintiffs have challenged the validity of the Master Settlement Agreement described in Note 6. Contingencies.

Forces Action Project, LLC, et al. v. The State of California, et al., United States District Court, Northern District, California, filed January 23, 1999. In January 2000, the court granted defendants' motion to dismiss the complaint. Plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit.

A.D. Bedell Wholesale Co. v. Philip Morris Incorporated, et al., United States District Court, Western District, Pennsylvania, filed April 12, 1999. In March 2000, the court granted in part defendants' motion to dismiss the complaint. Thereafter, plaintiffs and Philip Morris stipulated to a dismissal without prejudice of the claim that had not been dismissed by the court. Plaintiffs appealed, and in December 2000, the United States Court of Appeals for the Third Circuit heard oral arguments on the appeal.

A.D. Bedell Company, Inc. v. Philip Morris Incorporated, et al., Supreme Court, Cattaraugus County, New York, filed October 18, 1999. In November 1999, the court denied a motion to dismiss the complaint and denied a motion to vacate the temporary restraining order enjoining Philip Morris from refusing to sell products to plaintiff. Defendant filed an appeal from the court's denial of the motion to dismiss and the motion to vacate. In May 2000, the appellate court granted in part and denied in part defendants' motion to dismiss the case. The case has been stayed pending resolution of A.D. Bedell Wholesale Co.
v. Philip Morris Incorporated, et al., discussed above.

Table Bluff Reservation (Wiyot Tribe), et al. v. Philip Morris Incorporated, et al., No. C99-02621-NHP, United States District Court, Northern District, California, filed June 2, 1999. On November 12, 1999, the court dismissed the case and plaintiffs have appealed to the United States Court of Appeals for the Ninth Circuit.

PTI, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, California, filed August 13, 1999. In May 2000, the Court dismissed the plaintiffs' claims.

Star Scientific Inc. v. Mark E. Earley, United States District Court, Eastern District, Virginia, filed December 15, 2000. Plaintiff, a cigarette manufacturer, filed a suit against the Commonwealth of Virginia challenging the constitutionality of the MSA and the legislation enacted to enforce it. The Company was not named as a defendant in the suit. In March 2001, the district court entered a final order dismissing the case on the grounds that plaintiff lacked standing to assert the constitutional challenges to the MSA and that the challenge of the qualifying statute failed to state a claim upon which relief can be granted. The time period for plaintiff to appeal the court's ruling has not yet expired.

Tobacco Price Cases

Wholesalers and Other Direct Purchasers: The following are putative class actions filed by tobacco wholesalers/distributors and by smokers, alleging that defendants conspired to fix cigarette prices in violation of antitrust laws.

Buffalo Tobacco Products, et al. v. Philip Morris Companies Inc., et al., United States District Court, Northern District, Georgia, filed February 8, 2000. In June 2000, the United States Judicial Panel on Multidistrict

                                                                    Exhibit 99.1


litigation transferred this case to the United States District Court, Northern District, Georgia. (See In Re: Cigarette Pricing Litigation, MDL No. 1342 discussed below.)

DelSeronne, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Wayne County, Michigan, filed February 8, 2000.

Greer, et al. v. R. J. Reynolds, et al., Superior Court, San Francisco, California, filed February 9, 2000.

Lennon v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed February 9, 2000.

Munoz, et al. v. R. J. Reynolds, et al., Superior Court, San Francisco, California, filed February 9, 2000.

Smith, et al. v. Philip Morris Companies Inc., et al., District Court, Seward County, Kansas, filed February 9, 2000.

Withers, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Jefferson County, Tennessee, filed February 9, 2000.

Gray, M.D., et al. v. Philip Morris Companies Inc., et al., Superior Court, Pima County, Arizona, filed February 11, 2000. In March 2001, the trial court dismissed the case, and plaintiffs have appealed.

Brownstein, et al. v. Philip Morris Companies Inc., et al., Circuit Court, Broward County, Florida, filed February 14, 2000.

Morse v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 14, 2000.

Ulan v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 17, 2000.

Williamson Oil Company, Inc. v. Philip Morris Companies, et al., United States District Court, Northern District, Georgia, filed February 18, 2000.

Shafer v. Philip Morris Companies Inc., et al., District Court, Morton County, North Dakota, filed February 16, 2000.

Sullivan v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 22, 2000.

Teitler v. R. J. Reynolds, et al., Superior Court, Alameda County, California, filed February 22, 2000.

Peirona v. Philip Morris Companies Inc., et al., Superior Court, San Francisco County, California, filed February 28, 2000.

Cusatis v. Philip Morris Companies Inc., et al., Circuit Court, Milwaukee County, Wisconsin, filed February 28, 2000.

Sand v. Philip Morris Companies Inc., et al., Superior Court, Los Angeles, California, filed February 28, 2000.

                                                                    Exhibit 99.1


Amsterdam Tobacco Corp., et al. v. Philip Morris Companies, et al., filed March 6, 2000. United States District Court, Northern District, Georgia. In June 2000, the United States Judicial Panel on Multidistrict Litigation transferred this case from United States District Court, District of Columbia. (See In
Re:  Cigarette Antitrust Litigation, MDL No. 1342 discussed below.)

Nierman v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed March 6, 2000.

Sylvester v. Philip Morris Companies Inc., et al., Supreme Court, New York County, New York, filed March 8, 2000.

I. Goldschlack v. Philip Morris Companies Inc., et al., United States District Court, Eastern District, Pennsylvania, filed March 9, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re:
Cigarette Antitrust Litigation, MDL 1342 discussed below.)

Suwanee Swifty Stores, Inc., D.I.P. v. Philip Morris Companies Inc., United States District Court, Northern District, Georgia, filed March 14, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re: Cigarette Antitrust Litigation, MDL 1342 discussed below.)

Holiday Markets, Inc., et al. v. Philip Morris Companies Inc., United States District Court, Northern District, Georgia, filed March 17, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia. (See In Re:
Cigarette Antitrust Litigation, MDL 1342 discussed below.)

Taylor, et al. v. Philip Morris Companies Inc., et al., Superior Court, Cumberland County, Maine, filed March 24, 2000.

Romero, et al. v. Philip Morris Companies Inc., et al., First Judicial District Court, Rio Arriba County, New Mexico, filed April 10, 2000.

Belch, et al. v. Philip Morris Companies Inc., et al., Superior Court, Alameda County, California, filed April 11, 2000.

Belmonte, et al. v. R.J. Reynolds, et al., Alameda County Superior Court, California, filed April 11, 2000.

Aguayo, et al. v. R.J. Reynolds, et al., Alameda County Superior Court, California, filed April 11, 2000.

Swanson, et al. (formerly Vetter, et al.) v. Philip Morris Companies Inc., et al., District Court, Hughes County, South Dakota, filed April 18, 2000.

Ludke, et al. v. Philip Morris Companies Inc., et al., District Court, Hennepin County, Minnesota, filed April 20, 2000.

Kissel, et al. (formerly Quickle, et al.) v. Philip Morris Companies Inc., et al., First Judicial Circuit Court, Ohio County, West Virginia, filed May 2, 2000.

                                                                    Exhibit 99.1


Hartz Foods, et al. v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed May 10, 2000. In June 2000, the United States Panel on Multidistrict Litigation transferred this case to the United States District Court, Northern District of Georgia (See In Re:
Cigarette Antitrust Litigation MDL 1342 discussed below.)

Baker, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 15, 2000.

Campe, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed May 15, 2000.

Barnes v. Philip Morris Companies Inc., et al., Superior Court, District of Columbia, filed May 18, 2000.

Lau, et al. v. R.J. Reynolds, et al., Alameda County Superior Court, California, filed May 25, 2000.

In Re: Cigarette Antitrust Litigation MDL 1342, Federal Multidistrict Litigation Panel, United States District Court, Northern District, Georgia, Atlanta Division, filed June 7, 2000. (Coordinated litigation of all federal cases.)

Philips, et al. v. R.J. Reynolds, et al., Superior Court, Alameda County, California, filed June 9, 2000.

Pooler/Unruh, et al. v. R.J. Reynolds, et al., Second Judicial District, Washoe County, Nevada, filed June 9, 2000.

Tobacco Growers' Case

DeLoach, et al. v. Philip Morris Incorporated et al., United States District Court, District of Columbia, filed February 16, 2000. This purported class action alleges that defendants violated antitrust laws by bid rigging at tobacco auctions and by conspiring to undermine the tobacco quota and price support system administered by the federal government. In June 2000, plaintiffs voluntarily dismissed the Company and PMI from the case. The remaining defendants, including PM Inc., filed a motion to dismiss the case. In September 2000, the court granted plaintiffs' motion for leave to file a second amended complaint. In October 2000, defendants filed a motion to dismiss the second amended complaint. In October 2000, plaintiffs filed a motion for a class certification. In November 2000, the court granted defendants' motion to transfer the case to the United States District Court for the Middle District of North Carolina. In December 2000, plaintiffs served a motion for leave to file a third amended complaint to add tobacco leaf buyers as defendants. This motion was granted and the additional parties were served in February 2001.

Cigarette Importation Cases

Department of Amazonas, et al. v. Philip Morris Companies Inc., et al., United States District Court, Eastern District, New York, filed May 19, 2000. In January 2001, defendants moved to dismiss the complaint on the grounds of lack of standing, failure to join indispensable parties, and failure to state a claim upon which relief may be granted.

The Republic of Ecuador v. Philip Morris Incorporated, et al., Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida, filed June 5, 2000.

The European Community v. RJR Nabisco, Inc., et al., United States District Court, Eastern District, New York, filed November 3, 2000. In January 2001, defendants moved to dismiss the complaint on the grounds of

                                                                    Exhibit 99.1


lack of standing, failure to join indispensable parties, and failure to state a claim upon which relief may be granted.

Consolidated Putative Punitive Damages Cases

Simon, et al. v. Philip Morris Incorporated, et al., (Simon II), United States District Court, Eastern District, New York, September 6, 2000. In November 2000, the court indicated that it intends to certify a class in this action which purports to consolidate punitive damages claims in the following ten actions: Simon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Decie, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; Ebert, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Bergeron, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, New York; Mason, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, New York; H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court, Eastern District, New York; and Raymark Industries, Inc.
v. The American Tobacco Company, et al., United States District Court, Eastern District, New York. The court heard argument on plaintiffs' motion for class certification in March 2001.

                              CERTAIN OTHER ACTIONS

The following lists certain other actions pending against subsidiaries of the Company and others as of May 1, 2001.

National Cheese Exchange Cases

Consolidated Action: (Servais, et al. v. Kraft Foods, Inc. and the National Cheese Exchange, Inc., Circuit Court, Dane County, Wisconsin, filed May 5, 1997; Dodson, et al. v. Kraft Foods, Inc., et al., Circuit Court, Dane County, Wisconsin, filed July 1, 1997; Noll, et al. v. Kraft Foods, Inc., et al., Circuit Court, Dane County, Wisconsin, filed July 11, 1997).

Vincent, et al. v. Kraft Foods, Inc., Circuit Court, Cook County, Illinois, filed October 27, 1997.

Knevelboard Dairies, et al. v. Kraft Foods, Inc., et al., United States District Court, Central District, California, filed April 14, 1998.

Environmental Matters

State of Missouri v. Kraft Foods, Inc., et al., Circuit Court, Missouri, filed March 14, 2000. In March 2000, the State of Missouri filed a civil enforcement action against Kraft and affiliated companies alleging that from 1995 through 1999 the defendants sent spent weiner casings to a farm site near Columbia, Missouri for reuse. The State claims that this practice violated the Missouri Solid Waste Law and the Missouri Clean Water Law and seeks civil penalties and the removal of the spent casings from the farm site and disposal in a permitted solid waste facility. Kraft filed a motion to dismiss the complaint.

In May 2001, the Attorney General for the State of Ohio notified Kraft Foods North America, Inc. that it may be subject to an enforcement action for alleged violations of the State's water pollution control law at a cottage cheese and sour cream production facility in Farmdale, Ohio. The State alleges that this facility has exceeded its water permit effluent limits and reporting requirements, and has offered to attempt to negotiate a settlement of this matter, and Kraft has accepted the offer to do so.